SUBSEQUENT EVENT	12 Months Ended
Dec. 31, 2025
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENT	SUBSEQUENT EVENT
30(a)    Rights offering
On December 18, 2025, the Company distributed subscription rights to its shareholders at no cost, entitling them to purchase additional common shares. February 20, 2026, the Company completed its rights offering, issuing the maximum of 20,616,227 shares at a subscription price of $1.66 per share. Net proceeds from the offering amounted to $34.1 million, after deducting related expenses.
30(b)    CTW dividend payments
On February 27, 2026, the Board of Directors of Charoong Thai declared a cash dividend distribution to its shareholders amounted to $1.0 million (Baht 31.8 million, equivalent to Baht 0.08 per share), $0.5 million of which will be distributed to non-controlling interest. The dividend will be paid on May 15, 2026. This dividend distribution plan requires the approval of the 2025 Annual General Meeting of Shareholders of Charoong Thai.
30(c)    Capital Transaction
On February 13, 2026, APWC subscribed to a capital increase of $3.8 million in its subsidiary APNEC. On March 11, 2026, the Company’s subsidiary PSSC approved a capital reduction of $3.2 million to offset accumulated losses. Subsequently, on March 18, 2026, PSSC completed a cash capital injection of $1.3 million funded by its shareholders.
On February 27, 2026, CTW's Board of Directors meeting passed a resolution to approve CTW Beta Co., Ltd. disposing of its investment in Loxpac Hong Kong Co., Limited to a company incorporated in Hong Kong, comprising 9,825 ordinary shares at a price of $105 per share, with a total of $1.0 million.
Other than the above events, our Company is not aware of any matter or circumstance that has significantly affected or may significantly affect the operations of our Company, the results of those operations, or the state of affairs of our Company.